UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2013

ADVANCE AUTO PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5008 Airport Road

Roanoke, Virginia 24012

(Address of Principal Executive Offices, including Zip Code)

(540) 362-4911

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 25, 2013, Advance Auto Parts, Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the Subsidiary Guarantors signatory thereto (the “Subsidiary Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto, pursuant to which the Company agreed to sell $450,000,000 aggregate principal amount of 4.500% Notes due December 1, 2023 (the “Notes”) to the Underwriters at a public offering price of 99.690% of the principal amount per note. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Subsidiary Guarantors and customary conditions to closing, indemnification rights and obligations of the parties.

The estimated net proceeds from the offering of the Notes is approximately $445.2 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company will use the net proceeds from this offering to fund part of the consideration of the acquisition of General Parts International, Inc., a North Carolina corporation (“GPII”), pursuant to the Agreement and Plan of Merger, dated as of October 15, 2013 (the “Merger Agreement”), by and among the Company, Generator Purchase, Inc., a North Carolina corporation and wholly owned subsidiary of the Company, GPII and Shareholder Representative Services LLC, whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GPII and GPII will become a wholly owned subsidiary of the Company (the “Acquisition”), and to pay associated costs and expenses. Under the terms of the Merger Agreement, we intend to acquire GPII for a transaction value of approximately $2.1 billion with the net proceeds from this offering, a term loan up to an amount not to exceed $700 million, a $1.0 billion revolving credit facility, plus cash on hand (and a 364-day senior unsecured bridge loan facility with a $450 million tranche and a $600 million tranche if needed). Prior to the closing of the Acquisition, we intend to invest the net proceeds from this offering in U.S. government securities, short-term certificates of deposit, money market funds or other short-term interest bearing investments or demand deposit accounts a portion of which is insured by the Federal Deposit Insurance Corporation. If the Acquisition is not consummated, for any reason, and the Company does not exercise its rights under the special optional redemption to redeem the notes (as described below), the net proceeds from this offering will be used for general corporate purposes. Certain of the underwriters and their affiliates are lenders under the Company’s existing credit facility.

The terms of the Notes will be governed by the Indenture dated as of April 29, 2010 (the “Base Indenture”) between the Company, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of April 29, 2010 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated as of May 27, 2011 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of January 17, 2012 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of December 21, 2012 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture dated as of April 19, 2013 (the “Fifth Supplemental Indenture”) and a Sixth Supplemental Indenture to be dated as of the date of the issuance of the Notes (the “Sixth Supplemental Indenture” and, together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Base Indenture, the “Indenture”).

The Notes bear interest at a rate of 4.500% per year payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2014. The Notes may be redeemed in whole at any time or in part from time to time prior to September 1, 2023 (three months prior to the maturity date of the Notes), at the Company’s option, at the greater of 100% of the principal amount of the Notes being redeemed or at a make-whole redemption price determined by using a discount rate of the applicable Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, to the redemption date. The Notes may be redeemed in whole at any time or in part from time to time on or after September 1, 2023 (three months prior to the maturity date of the Notes), at the Company’s option, at 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date. In the event the Acquisition is not consummated on or prior to April 15, 2014 or the Merger Agreement is terminated at any time prior thereto, at the Company’s option, the notes will be subject to a special optional redemption equal to 101% of the principal amount of the notes, plus accrued and unpaid interest from the issue date of the notes or the most recent interest payment date for the notes, as applicable, up to, but not including, the date of such special optional redemption. In addition, in the event of a change of control triggering event, the Company will be required to offer to repurchase the Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date. The Notes initially will be fully and unconditionally guaranteed, jointly and severally, on an unsubordinated and unsecured basis by each of the Subsidiary Guarantors.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 declared effective by the Securities and Exchange Commission (the “SEC”) on November 25, 2013 (File No. 333-192526) (the “Registration Statement”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is incorporated herein by reference and is attached hereto as Exhibit 1.1.

The agreements included as exhibits to this Form 8-K (including the exhibits to such agreements), which are being filed to provide investors with information regarding their terms, contain various representations, warranties and covenants of, among others, the Company. They are not intended to provide any factual information about any of the parties thereto or any subsidiaries of the parties thereto. The representations, warranties and covenants were made for purposes of each of the agreements, solely for the benefit of the parties thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following index relate to an offering under the Registration Statement and each is filed herewith for incorporation by reference in such Registration Statement.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1*	Underwriting Agreement, dated November 25, 2013, by and among Advance Auto Parts, Inc., the Subsidiary Guarantors signatory thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Representatives of the several Underwriters listed in Schedule 1 thereto.

4.1(1)	Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2(1)	First Supplemental Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3(2)	Second Supplemental Indenture, dated as of May 27, 2011, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4(3)	Third Supplemental Indenture, dated as of January 17, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.5(4)	Fourth Supplemental Indenture, dated as of December 21, 2012, among Advance Auto Parts, Inc. each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.6(5)	Fifth Supplemental Indenture, dated as of April 19, 2013, among Advance Auto Parts, Inc. each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

5.1*	Opinion of Kirkland & Ellis LLP

5.2*	Opinion of Williams Mullen

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

23.2	Consent of Williams Mullen (included in Exhibit 5.2)

*	Filed herewith.
(1)	Incorporated by reference from the same numbered exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010.
(2)	Incorporated by reference from Exhibit 10.45 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011.
(3)	Incorporated by reference from Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2012.
(4)	Incorporated by reference from Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2012.
(5)	Incorporated by reference from Exhibit 4.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.

Date: December 2, 2013	By:	/s/ Michael A. Norona
Michael A. Norona
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1*	Underwriting Agreement, dated November 25, 2013, by and among Advance Auto Parts, Inc., the Subsidiary Guarantors signatory thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Representatives of the several Underwriters listed in Schedule 1 thereto.

4.1(1)	Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2(1)	First Supplemental Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3(2)	Second Supplemental Indenture, dated as of May 27, 2011, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4(3)	Third Supplemental Indenture, dated as of January 17, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.5(4)	Fourth Supplemental Indenture, dated as of December 21, 2012, among Advance Auto Parts, Inc. each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.6(5)	Fifth Supplemental Indenture, dated as of April 19, 2013, among Advance Auto Parts, Inc. each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

5.1*	Opinion of Kirkland & Ellis LLP

5.2*	Opinion of Williams Mullen

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

23.2	Consent of Williams Mullen (included in Exhibit 5.2)

*	Filed herewith.
(1)	Incorporated by reference from the same numbered exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010.
(2)	Incorporated by reference from Exhibit 10.45 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011.
(3)	Incorporated by reference from Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2012.
(4)	Incorporated by reference from Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2012.
(5)	Incorporated by reference from Exhibit 4.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2013.